UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2007
SanDisk Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26734	77-0191793
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)
601 McCarthy Boulevard, Milpitas, California 95035
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (408) 801-1000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 25, 2007, the Board of Directors of SanDisk Corporation (the “Registrant”) approved an amendment to Article VI of the Registrant’s Amended and Restated Bylaws to clarify the process by which certificated and uncertificated shares are issued and transferred.
     A copy of the Amended and Restated Bylaws of the Registrant is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SanDisk Corporation dated July 25, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 27, 2007

SANDISK CORPORATION (Registrant)
By:	/s/ Judy Bruner
Name:	Judy Bruner
Title:	Executive Vice President, Administration and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of SanDisk Corporation dated July 25, 2007.